Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

On Deck Capital, Inc. 1400 Broadway, 25th Floor New York, New York 10018

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by On Deck Capital, Inc. (the “Company”) and Deutsche Bank Securities Inc. (“Deutsche Bank”), Credit Suisse Securities (USA) LLC and SunTrust Robinson Humphrey Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of small business loans in connection with the proposed offering of OnDeck Asset Securitization Trust II LLC, Series 2018-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 15, 2018, representatives of Deutsche Bank, on behalf of the Company, provided us with a computer-generated small business loan data file and related record layout containing data, as represented to us by the Company, as of the close of business March 13, 2018, with respect to 5,583 small business loans (the “Initial Data File”). At your instruction, we (i) selected the 25 small business loans with the highest outstanding principal balance as set forth on the Initial Data File (the “Top 25 Sample Loans”) and (ii) randomly selected an additional 75 small business loans (the “75 Random Sample Loans”) from the remaining small business loans set forth on the Initial Data File. The Top 25 Sample Loans and 75 Random Sample Loans are collectively referred to as the “Sample Loans.”

Further, representatives of the Company provided us on (i) March 21, 2018 with a supplemental data file containing the guarantor name, loan status, last payment amount, second to last payment amount and third to last payment amount with respect to each of the Sample Loans (the “Supplemental Data File”) and (ii) March 27, 2018 a supplemental data file containing the originated via funding advisor program indicator with respect to each of the Sample Loans (the “Funding Advisor Program Data File”).

We were instructed by representatives of the Company to append the Initial Data File with the information set forth on the Supplemental Data File and Funding Advisor Program Data File. The Initial Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the small business loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Loan number (for informational purpose only)
2. Merchant name
3. Guarantor name
4. Original principal balance
5. Property state
6. Number of original scheduled payments
7. Personal guarantee indicator (yes/no)
8. Original term to maturity
9. Payment frequency
10. Industry type
11. Renewal status (new or renewal)
12. ACH collection indicator (yes/no)

13. On Deck score at origination
14. Originated via funding advisor program indicator (yes/no)
15. Funded date
16. Original (first) payment date
17. Loan status
18. Current principal balance
19. Last payment amount
20. Second to last payment amount
21. Third to last payment amount
22. Annual percentage rate (APR)
23. Maturity date

We compared Characteristics 2. through. 9. to the corresponding information set forth on or derived from the Loan Contract (the “Contract”); Characteristics 10. through. 14. to the “SalesForce System Portal” and Characteristics 15. through 21. to queries (collectively, the “Servicing System Query”), provided to us on March 21, 2018 by the Company, from the Company’s internal loan servicing system (the “Servicing System”).

With respect to Characteristic 22., we recalculated the annual percentage rate using (i) the number of original scheduled payments, scheduled daily or weekly payment amount (as applicable) and original principal balance (each as set forth on the Contract) and (ii) certain methodologies provided to us by the Company. We compared such recomputed information to the corresponding annual percentage rate set forth on the Statistical Data File. Further, at your instruction, for purposes of our comparison, differences of 0.050% or less are deemed to be “in agreement.”

With respect to Characteristic 23., we recalculated the maturity date using (i) the original (first) payment date (as set forth on the Servicing System Query), (ii) the number of original scheduled payments (as set forth on the Contract) and (iii) certain methodologies provided to us by the Company. We compared such recomputed information to the corresponding maturity date set forth on the Statistical Data File.

The small business loan documents described above, including any information obtained from the Servicing System, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the small business loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the small business loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 30, 2018